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                                                                   Exhibit 10(h)

                         LINCOLN ELECTRIC HOLDINGS, INC.
                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

                               ARTICLE I PURPOSE

                  The Lincoln Electric Holdings, Inc. Deferred Compensation Plan (the "Original Plan") was established by The Lincoln Electric Company effective as of November 15, 1994 to allow designated management and highly compensated employees to defer a portion of their current salary. The Original Plan was assumed by Lincoln Electric Holdings, Inc. and amended and restated as of January 1, 2002 to allow designated management and highly compensated employees to defer a portion of their current salary and bonus and to defer compensation pursuant to certain retention agreements and other contractual arrangements.

                  Effective as of October 9, 2003, the Original Plan was divided into two separate plans, (i) this LINCOLN ELECTRIC HOLDINGS, INC. DEFERRED COMPENSATION PLAN FOR EXECUTIVES, effective October 9, 2003 (the "Plan") which is maintained solely for the purpose of providing retirement benefits by allowing designated management and highly compensated employees to defer a portion of their current salary and bonus in excess of certain statutory limitations imposed by Sections 401(k) of the Code and (ii) the Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Certain Retention Agreements and Other Contractual Arrangements which is maintained for the purpose of deferring compensation pursuant to certain retention agreements and other contractual arrangements for designated management and highly compensated employees.

                  Effective as of January 1, 2004, this Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Executives is hereby amended and restated.

                  It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.

                    ARTICLE II DEFINITIONS AND CONSTRUCTION

                  Section 2.1 Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Account": The bookkeeping account maintained for each Participant showing his or her interest under the Plan.

                  (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Participant's Settlement Date occurs.

                  (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

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                  (d) "Administrator": The committee established pursuant to the provisions of Section 7.1.

                  (e) "Base Salary": The base earnings earned by a Participant and payable to him by the Corporation with respect to a Plan Year without regard to any increases or decreases in base earnings as a result of an election to defer base earnings under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

                  (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.6, who are entitled to receive distribution of the Participant's Account balance in the event of the Participant's death.

                  (g) "Board": The Board of Directors of Holdings.

                  (h) "Bonus": Any bonus earned by a Participant and payable to him by the Corporation with respect to any bonus plan year ending within a Plan Year without regard to any decreases as a result of an election to defer any portion of a bonus under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

                  (i) "Change in Control": A Change in Control as defined in the Executive Benefit Plan, as it may be amended from time to time. Such definition is hereby incorporated by reference in the Plan, and an amendment to such definition shall be deemed an amendment to the Plan.

                  (j) "Code": The Internal Revenue Code of 1986, as amended from time to time; any reference to a provision of the Code shall also include any successor provision thereto.

                  (k) "Committee": The Compensation Committee of the Board.

                  (l) "Compensation": The amount of Base Salary plus Bonuses earned by a Participant and payable to him by the Corporation with respect to a Plan Year.

                  (m) "Corporation": Holdings and any Participating Employer or any successor or successors thereto.

                  (n) "Deferral Commitment": An agreement by a Participant to have a specified percentage or dollar amount of his or her Compensation deferred under the Plan for a specified period in the future.

                  (o) "Deferral Period": Means the Plan Year for which a Participant has elected to defer a portion of his or her Compensation.

                  (p) "Disability": The occurrence, while a Participant is an Employee, of a physical or mental incapacity which is likely to be permanent and which prevents a Participant from engaging in any occupation or performing any work for compensation or

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         profit for which he is qualified by education, training or experience, as determined by the Administrator in its sole discretion on the basis of medical evidence certified by a physician or physicians designated by it.

                  (q) "Effective Date": For the Plan October 9, 2003 and for the Original Plan, November 15, 1994.

                  (r) "Employee": Any employee of the Corporation who is, as determined by the Committee, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Committee as an Employee eligible to participate in the Plan.

                  (s) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time; any reference to a provision of ERISA shall also include any successor provision thereto.

                  (t) "Executive Benefit Plan": The Lincoln Electric Company Executive Benefit Plan effective November 1, 1997, as amended from time to time.

                  (u) "Financial Hardship": An unforeseeable financial emergency of the Participant, determined by the Administrator on the basis of information supplied by the Participant, arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

                  (v) "Holdings": Lincoln Electric Holdings, Inc., an Ohio corporation.

                  (w) "Investment Funds": Has the meaning set forth in Section 5.3.

                  (x) "Investment Request": An investment preference request filed by a Participant which (i) shall apply with respect to contributions credited to the Participant's Account until the timely filing of a subsequent Investment Request and (ii) shall determine the manner in which such credited contributions shall be initially allocated by the Participant among the various Investment Funds within the Plan. A subsequent Investment Request may be submitted in writing to the Administrator by the Participant. Such Investment Request will be effective on the first business day of the next calendar month following receipt by the Administrator of such Investment Request.

                  (y) "Investment Re-Allocation Request": An investment preference request filed by a Participant which shall re-direct the manner in which earlier credited amounts to a Participant's Account, as well as any appreciation (or depreciation) to-date, are invested within the deemed Investment Funds available in the Plan. An Investment Re-Allocation Request may be submitted in writing to the Administrator by the Participant. Such Investment Re-Allocation Request will be effective on the first business day of the next calendar month with respect to the balance of the Participant's Account following receipt by the Administrator of such Investment Re-Allocation Request.

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                  (z) "Participant": An Employee participating in the Plan in accordance with the provisions of Section 3.1 or a former Employee retaining benefits under the Plan that have not been fully paid.

                  (aa) "Participating Employer": The Lincoln Electric Company, and any other subsidiary or affiliate of Holdings that adopts the Plan with the consent of the Committee. Any Participating Employer that adopts the Plan and thereafter ceases to exist, ceases to be a subsidiary or affiliate or Holdings or withdraws from the Plan shall no longer be considered a Participating Employer unless otherwise determined by the Committee.

                  (bb) "Participation Agreement": The Agreement submitted by a Participant to the Administrator with respect to one or more Deferral Commitments.

                  (cc) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                  (dd) "Plan Year": The 12-month period beginning January 1 through December 31; provided that the first plan year began on November 15, 1994 and ended on December 31, 1994.

                  (ee) "Retirement": Termination of employment with the Corporation on or after attainment of age sixty (60), or on or after attainment of age fifty-five (55) and completion of twenty-five (25) years of service (as measured under the Corporation's Retirement Annuity Program).

                  (ff) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date will also include (I) any deferral date selected by a Participant pursuant to Section 6.3 for distribution of the amounts deferred during a Deferral Period, and (II) a date selected by the Participant pursuant to Section 6.4.

                  Section 2.2 Construction. The masculine or feminine gender, where appearing in the Plan, shall be deemed to include the opposite gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.

                    ARTICLE III PARTICIPATION AND DEFERRALS

                  Section 3.1 Eligibility and Participation.

                  (a) Eligibility. Eligibility to participate in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation (i) who are designated, from time to time, by the Committee, and (ii) who have elected to make the maximum elective contributions permitted them under the terms of the Corporation's Employee Savings Plan for such Deferral Period.

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                  (b) Participation. An eligible Employee may elect to
         participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrator by the last business day immediately preceding the applicable Deferral Period.

                  (c) Initial Year of Participation. In the event that an individual first becomes eligible to participate during a Deferral Period and wishes to elect a Deferral Commitment with respect to the Compensation earned by and payable to the individual during such Deferral Period, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's initial eligibility. Any Deferral Commitments elected in such Participation Agreement shall be effective only with regard to Compensation earned following the submission of the Participation Agreement to the Administrator. If an eligible Employee does not submit a Participation Agreement within such period of time, such individual will not be eligible to participate in the Plan until the first day of a Deferral Period subsequent to the Deferral Period in which the individual initially became eligible to participate.

                  (d) Termination of Participation. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

                  Section 3.2 Ineligible Participant. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA, or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his or her Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his or her Account will be deemed to be cancelled.

                  Section 3.3 Amount of Deferral. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Compensation, provided the amount the Participant elects to defer under this Plan and the Corporation's Employee Savings Plan shall not exceed the sum of 80% of his or her Base Salary plus 80% of his or her Bonus with respect to such Plan Year. A Participant may choose to have amounts deferred under this Plan deducted from his or her Base Salary, Bonus or a combination of both. For the first Plan Year, a Participant may elect to defer all or any portion of his or her Base Salary and/or Bonus earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation Agreement with the Administrator, provided the total deferred amount for such Plan Year does not exceed the annual limitations under this
Section 3.3 computed for the calendar year. A Participant may change the dollar amount or percentage of his or her Compensation to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.

                  Section 3.4 Modification of Deferral Commitments. A Deferral Commitment shall be irrevocable, except that the Administrator may, in its sole discretion, permit a Participant

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to terminate prospectively any Deferral Commitment for a Deferral Period. If a
Participant terminates a Deferral Commitment during a Deferral Period, such Participant will not be permitted to enter into a new Deferral Commitment until the following Deferral Period.

                       ARTICLE IV PARTICIPANTS' ACCOUNTS

                  Section 4.1 Establishment of Accounts. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                  Section 4.2 Elective Deferred Compensation. A Participant's Compensation that is deferred pursuant to a Deferral Commitment shall be credited to the Participant's Account within thirty (30) days following the date the corresponding non-deferred portion of his or her Compensation would have been paid to the Participant. Any withholding of taxes or other amounts with respect to Deferred Compensation which is required by state, federal or local laws shall be withheld from the Participant's Deferred Compensation.

                  Section 4.3 Determination of Accounts.

                  (a) Determination of Accounts. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

                  (b) Accounting. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

                  Section 4.4 Adjustments to Accounts.

                  (a) Each Participant's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his or her death, his or her Beneficiary during the Accounting Period ending on such Accounting Date.

                  (b) The Participant's Account shall next be credited or debited, as the case may be, on a daily basis with the performance of each deemed Investment Fund based on the manner in which the balance of such Participant's Account has been allocated among the deemed Investment Funds provided for in Article V. The performance of each deemed Investment Fund (either positive or negative) will be determined by the Administrator, in its sole discretion.

                  (c) Earnings on any amounts deemed to have been invested in any deemed Investment Fund will be deemed to have been reinvested as the Committee so determines.

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                  Section 4.5 Statement of Accounts. As soon as practicable
after the end of each Plan Year, a statement shall be furnished to each Participant or, in the event of his or her death, to his or her Beneficiary showing the status of his or her Account as of the end of the Plan Year, any changes in his or her Account since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

                  Section 4.6 Vesting of Accounts. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in his or her Account balance.

                        ARTICLE V FINANCING OF BENEFITS

                  Section 5.1 Financing of Benefits. Benefits payable under the Plan to a Participant or, in the event of his or her death, to his or her Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Participants' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed Investment Funds as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

                  Section 5.2 Security For Benefits. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Participant or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                  Section 5.3 Deemed Investments. The Committee may designate one or more separate investment funds or vehicles or measures for crediting earnings, including, without limitation, certificates of deposit, mutual funds, money market accounts or funds, limited partnerships, or debt or equity securities, including equity securities of the Corporation (measured by market value, book value or any formula selected by the Committee), in which the amount credited to a Participant's Account will be deemed to be invested (collectively, the "Investment Funds"). An Investment Request or Investment Re-Allocation Request will advise the Administrator as to the Participant's preference with respect to Investment Funds for all or some portion of the amounts credited to a Participant's Account in specified multiples of one percent (1%).

                  Section 5.4 Change of Investment Request Election.

                  (a) A Participant may change his or her Investment Request prospectively as of the first business day of any calendar month by giving the Administrator prior written notice by filing an Investment Request, with respect to contributions subsequently credited to a Participant's Account.

                  (b) A Participant may change his or her Investment Re-Allocation Request prospectively as of the first business day of any calendar month by giving the

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         Administrator prior written notice by filing an Investment
         Re-Allocation Request, with respect to all or a portion of the Participant's Account.

                  (c) The Administrator may, but is under no obligation to, deem the amounts credited to a Participant's Account to be invested in accordance with the Investment Request or Investment Re-Allocation Request made by the Participant, or the Committee may, instead, in its sole discretion, deem such Account to be invested in any deemed Investment Funds selected by the Committee.

                  (d) Notwithstanding any provision of the Plan to the contrary:

                           (i) The Administrator, in its sole and absolute discretion (but subject to the requirements of applicable law) may temporarily suspend, in whole or in part, certain Plan transactions, including without limitation, the right to change investment preference allocation elections and/or the right to receive a distribution or withdrawal from a Participant's Account in the event of any conversion, change in recordkeepers, change in Investment Funds and/or Plan merger, spin-off or similar corporate change.

                           (ii) In the event of a change in Investment Funds and/or a Plan merger, spin-off or similar corporate change, the Administrator, in its sole and absolute discretion may decide to map investments from a Participant's prior investment preference allocation elections to the then available Investment Funds under the Plan. In the event that investments are mapped in this manner, the Participant will be permitted to reallocate funds among the Investment Funds (in accordance with Section 5.4) after the suspension period described in Section 5.4(d)(i), if any, has ended.

                       ARTICLE VI DISTRIBUTION OF BENEFITS

                  Section 6.1 Settlement Date. A Participant or, in the event of his or her death, his or her Beneficiary will be entitled to distribution of the balance of his or her Account, as provided in this Article VI, following his or her Settlement Date or Dates.

                  Section 6.2 Amount to be Distributed. The amount to which a Participant or, in the event of his or her death, his or her Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

                  Section 6.3 In-Service Distribution. A Participant may elect to receive an in-service distribution of his or her deferred Compensation for any Deferral Period in a single lump sum payment on a date which is at least two years after the end of such Deferral Period. A Participant's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his or her election to participate as provided in Section
3.1. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's Account.

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                  Section 6.4 Form of Distribution.

                  (a) As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty (30) days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Participant or, in the event of his or her death, to his or her Beneficiary, of the balance of the Participant's Account, as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if elected by the Participant, the distribution of the balance of the Participant's Account may commence on (i) a date between a Settlement Date following his or her Retirement and the date the Participant attains age sixty-five or (ii) with respect to a lump sum distribution, the beginning of the second calendar year commencing after the Participant's Retirement. Anything in this Plan to the contrary notwithstanding, if a Participant terminates employment with the Corporation prior to his or her Retirement, the balance of his or her Account shall be distributed in a single lump sum payment.

                  (b) Distribution of a Participant's Account following his or her Retirement or death shall be made in one of the following forms as elected by the Participant:

                           (i) by payment in cash in five (5) annual installments; or

                           (ii) by payment in cash in ten (10) annual installments; or

                           (iii) by payment in cash in fifteen (15) annual installments; or

                           (iv)     by payment in cash in a single lump sum;

provided, however, that in the event of a Participant's death, if the balance in his or her Account is then less than $35,000, such balance shall be distributed in a single lump sum payment.

                  (c) The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least six (6) months prior to the Participant's voluntary termination of employment with, or Retirement from, the Corporation. Any such election may be changed by the Participant without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than six (6) months prior to the Participant's voluntary termination of employment or Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

                  (d) The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

                  (e) If a Participant fails to make an election in a timely manner as provided in this Section 6.4 or Section 6.5, distribution shall be made in cash in ten (10) annual installments.

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                  Section 6.5 Special Change of Form of Distribution Election
Option. Notwithstanding the provisions of Section 6.4(c) and Section 6.4(e), commencing on October 9, 2003 and ending on October 31, 2003 (the "Election Window"), a Participant may elect to change his or her form of distribution without the consent of any other person by filing a later signed written election with the Administrator prior to the expiration of the Election Window; provided that any election made less than three (3) months prior to the Participant's voluntary termination of employment or Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

                  Section 6.6 Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

                  (a) The last person designated as Beneficiary by the Participant in a written notice on a form prescribed by the Administrator;

                  (b) If there is no designated Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

                  (c) If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his or her intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                  Section 6.7 Facility of Payment. Whenever and as often as any Participant or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his or her legal guardian or conservator; or
(iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                  Section 6.8 Hardship Distributions. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant; provided, however, that in no event shall any amount attributable to a Deferral Commitment be distributed less than six (6) months after the date of the applicable Participation Agreement. No distributions pursuant to

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this Section 6.8 may be made in excess of the value of the Participant's Account at the time of such distribution.

                  Section 6.9 Special Distributions. Notwithstanding any other provision of this Article VI, a Participant, whether or not currently receiving a distribution, may elect to receive a lump sum distribution of all or a portion of the remaining balance of his or her Account if (and only if) the amount in such Account subject to such distribution is reduced by ten percent (10%); provided, however, that no such election may be made by a Participant who has an account in the Executive Benefit Plan during any period commencing 90 days prior to a Change in Control and ending on the date benefits, if any, are paid to participants in the Executive Benefit Plan following a Change in Control. Any distribution made pursuant to such an election shall be made within thirty (30) days of the date such election is submitted to the Administrator. The remaining ten percent (10%) of the portion of the electing Participant's Account subject to such distribution shall be forfeited.

                  Section 6.10 Coordination with Other Benefits. Except as provided in Section 6.11, the benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Corporation. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                  Section 6.11 Offset. In the event a Participant receives or becomes entitled to receive a benefit under the Executive Benefit Plan, as it may be amended from time to time, the benefits to be received under this Plan shall be offset and reduced dollar for dollar (but not below zero) by the benefits paid under the Executive Benefit Plan. In determining the amount that should offset and reduce benefits under this Plan, the Participant's (or Beneficiary's) Account hereunder at the time of distribution commencement shall be reduced by an amount equal to the amount paid or to be paid under the Executive Benefit Plan increased by earnings on such amount, if any, accruing from the time of distribution from the Executive Benefit Plan through the time of the commencement of distribution hereunder at an earnings rate corresponding to one-half of the Moody's Corporate Average Bond Yield adjusted on the first business day of each January, April, July and October.

             ARTICLE VII ADMINISTRATION, AMENDMENT AND TERMINATION

                  Section 7.1 Administration. The Plan shall be administered by an Administrator consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret the Plan and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his or her own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  Section 7.2 Plan Administrator. The Corporation shall be the "administrator" under the Plan for purposes of ERISA.

                  Section 7.3 Amendment, Termination and Withdrawal. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                  Section 7.4 Successors. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

                  Section 7.5 Claims. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial, (ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                  Section 7.6 Expenses. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed Investment Funds as provided in Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.

                           ARTICLE VIII MISCELLANEOUS

                  Section 8.1 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.

                  Section 8.2 Applicable Law. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

                  Section 8.3 Interests Not Transferable. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                  Section 8.4 Severability. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                  Section 8.5 Withholding of Taxes; Withholding Indemnification Agreement. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required; provided, however, that the Corporation, in its sole discretion may determine not to withhold or cause to be withheld such taxes from any amounts payable under this Plan to a Participant who is a non-resident of the State of Ohio, provided, that such Participant submits a tax withholding indemnification agreement (in the form set forth by the Corporation) to the Administrator no later than thirty (30) days prior to a Participant's Settlement Date.

                  Section 8.6 Top-Hat Plan. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an Accounting Date for purposes of the Plan, will be paid immediately to such Participant in a single lump sum cash payment.

                  IN WITNESS WHEREOF, Lincoln Electric Holdings, Inc. has caused this amendment and restatement of the Lincoln Electric Holdings, Inc. Deferred Compensation Plan for Executives to be executed in its name as of January 1, 2004.

                                        LINCOLN ELECTRIC HOLDINGS, INC.

                                        By:_____________________________________
                                        Its: Chairman, Chief Executive Officer

Date:__________________, 2003

                         LINCOLN ELECTRIC HOLDINGS, INC.

                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES

             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2004)

                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
ARTICLE I             PURPOSE....................................................................    1
ARTICLE II            DEFINITIONS AND CONSTRUCTION...............................................    1
         Section 2.1       Definitions...........................................................    1
         Section 2.2       Construction..........................................................    4
ARTICLE III           PARTICIPATION AND DEFERRALS................................................    4
         Section 3.1       Eligibility and Participation.........................................    4
         Section 3.2       Ineligible Participant................................................    5
         Section 3.3       Amount of Deferral....................................................    5
         Section 3.4       Modification of Deferral Commitments..................................    6
ARTICLE IV            PARTICIPANTS' ACCOUNTS.....................................................    6
         Section 4.1       Establishment of Accounts.............................................    6
         Section 4.2       Elective Deferred Compensation........................................    6
         Section 4.3       Determination of Accounts.............................................    6
         Section 4.4       Adjustments to Accounts...............................................    6
         Section 4.5       Statement of Accounts.................................................    7
         Section 4.6       Vesting of Accounts...................................................    7
ARTICLE V             FINANCING OF BENEFITS......................................................    7
         Section 5.1       Financing of Benefits.................................................    7
         Section 5.2       Security For Benefits.................................................    7
         Section 5.3       Deemed Investments....................................................    7
         Section 5.4       Change of  Investment Request Election................................    7
ARTICLE VI            DISTRIBUTION OF BENEFITS...................................................    8
         Section 6.1       Settlement Date.......................................................    8
         Section 6.2       Amount to be Distributed..............................................    8
         Section 6.3       In-Service Distribution...............................................    8
         Section 6.4       Form of Distribution..................................................    9
         Section 6.5       Special Change of Form of Distribution Election Option................   10
         Section 6.6       Beneficiary Designation...............................................   10
         Section 6.7       Facility of Payment...................................................   10
         Section 6.8       Hardship Distributions................................................   10

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                    PAGE
                                                                                                    ----
         Section 6.9       Special Distributions.................................................   11
         Section 6.10      Coordination with Other Benefits......................................   11
         Section 6.11      Offset................................................................   11
ARTICLE VII           ADMINISTRATION, AMENDMENT AND TERMINATION..................................   11
         Section 7.1       Administration........................................................   11
         Section 7.2       Plan Administrator....................................................   12
         Section 7.3       Amendment, Termination and Withdrawal.................................   12
         Section 7.4       Successors............................................................   12
         Section 7.5       Claims................................................................   12
         Section 7.6       Expenses..............................................................   12
ARTICLE VIII          MISCELLANEOUS..............................................................   12
         Section 8.1       No Guarantee of Employment............................................   12
         Section 8.2       Applicable Law........................................................   13
         Section 8.3       Interests Not Transferable............................................   13
         Section 8.4       Severability..........................................................   13
         Section 8.5       Withholding of Taxes; Withholding Indemnification Agreement...........   13
         Section 8.6       Top-Hat Plan..........................................................   13

                         LINCOLN ELECTRIC HOLDINGS, INC.
                             NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

          (AS AMENDED, RESTATED AND RENAMED EFFECTIVE JANUARY 1, 2004)

                       THE LINCOLN ELECTRIC HOLDINGS, INC.
                             NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

          (AS AMENDED, RESTATED AND RENAMED EFFECTIVE JANUARY 1, 2004)

                               ARTICLE IX PURPOSE

                  The Lincoln Electric Company Non-Employee Directors' Compensation Plan (the "Original Plan") was established by The Lincoln Electric Company effective as of May 24, 1995 to allow directors of the Corporation to defer a portion of their Directors' Fees. As of June 2, 1998, the date of the reorganization of The Lincoln Electric Company, the name of the Original Plan was changed to the Lincoln Electric Holdings, Inc. Non-Employee Directors' Deferred Compensation Plan. Effective as of the Effective Date of this Plan, this LINCOLN ELECTRIC HOLDINGS, INC. NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN (the "Plan") is hereby amended and restated.

                  It is intended that the Plan will aid in attracting and retaining Directors of exceptional ability by providing this benefit. The terms and conditions of the Plan are set forth below.

                     ARTICLE X DEFINITIONS AND CONSTRUCTION

                  Section 10.1 Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Account": The bookkeeping account maintained for each Director showing his or her interest under the Plan.

                  (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Director's Settlement Date occurs.

                  (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

                  (d) "Administrator": The committee established pursuant to the provisions of Section 7.1.

                  (e) Annual Retainer": The annual cash retainer earned by a Director for services as a Director of the Corporation.

                  (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Director's Account balance in the event of the Director's death.

                  (g)      "Board": The Board of Directors of the Corporation.

                  (h)      "Committee": The Compensation Committee of the Board.

                  (i) "Corporation": Lincoln Electric Holdings, Inc., an Ohio corporation or any successor or successors thereto.

                  (j) "Deferral Commitment": An agreement by a Director to have a specified percentage or dollar amount of his or her Fees deferred under the Plan for a specified period in the future.

                  (k) "Deferral Period": Means the Plan Year for which a Director has elected to defer a portion of his or her Fees.

                  (l) "Director": An individual duly elected or chosen as a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

                  (m)      "Effective Date": May 24, 1995.

                  (n)      "Fees": The Annual Retainer and Other Compensation.

                  (o)      "Investment Funds": Has the meaning set forth in
         Section 5.3.

                  (p) "Investment Request": An investment preference request filed by a Director which (i) shall apply with respect to contributions credited to the Director's Account until the timely filing of a subsequent Investment Request and (ii) shall determine the manner in which such credited contributions shall be initially allocated by the Director among the various Investment Funds within the Plan. A subsequent Investment Request may be submitted in writing by the Director. Such Investment Request will be effective on the first business day of the next calendar month following receipt by the Administrator of such Investment Request.

                  (q) "Investment Re-Allocation Request": An investment preference request filed by a Director which shall re-direct the manner in which earlier credited amounts to a Director's Account, as well as any appreciation (or depreciation) to-date, are invested within the deemed Investment Funds available in the Plan. An Investment Re-Allocation Request may be submitted in writing by the Director. Such Investment Re-Allocation Request will be effective on the first business day of the next calendar month with respect to the balance of the Director's Account following receipt by the Administrator of such Investment Re-Allocation Request.

                  (r) "Other Compensation": The meeting and other cash fees earned by a Director for services as a Director of the Corporation, other than the Annual Retainer.

                  (s) "Participation Agreement": The Agreement submitted by a Director to the Administrator with respect to one or more Deferral Commitments.

                  (t) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                  (u) "Plan Year": The 12-month period beginning January 1 through December 31; provided that the first plan year began on May 24, 1995 and ended on December 31, 1995.

                  (v) "Settlement Date": The date on which a Director terminates as a Director. Settlement Date may also include with respect to any Deferral Period the date for distribution of all of the amounts deferred during such Deferral Period selected by a Director in a Participation Agreement that is prior to or subsequent to termination as a Director.

                  (w)      "Trust": The meaning set forth in Section 5.2

                  Section 10.2 Construction. The masculine or feminine gender, where appearing in the Plan, shall be deemed to include the opposite gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.

                     ARTICLE XI PARTICIPATION AND DEFERRALS

                  Section 11.1 Eligibility and Participation.

                  (a) Eligibility. Eligibility to participate in the Plan for any Deferral Period is limited to Directors.

                  (b) Participation. A Director may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrator by the last business day immediately preceding the applicable Deferral Period.

                  (c) Initial Year of Participation. In the event that an individual first becomes a Director during a Deferral Period and wishes to elect a Deferral Commitment with respect to the Fees earned by and payable to the individual during such Deferral Period, and with respect to the first Plan Year, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's becoming a Director, or following the beginning of such Plan Year, respectively. Any Deferral Commitment elected in such Participation Agreement shall be effective only with regard to Fees earned following the submission of the Participation Agreement to the Administrator. If a Director does not submit a Participation Agreement within such period of time, such individual will not be eligible to participate in the Plan until the first day of a Deferral Period subsequent to the Deferral Period in which the individual became a Director.

                  (d) Termination of Participation. Participation in the Plan shall continue as long as the Director is eligible to receive benefits under the Plan.

                  Section 11.2 Amount of Deferral. With respect to each Plan Year, a Director may elect to defer a specified dollar amount or percentage of his or her Fees. For the first Plan Year, a Director may elect to defer all or any portion of his or her Fees earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation

Agreement with the Administrator. A Director may change the dollar amount or percentage of his or her Fees to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.

                  Section 11.3 Modification of Deferral Commitments. A Deferral Commitment shall be irrevocable with respect to the Deferral Period for which it is made, except that the Administrator may, in its sole discretion, permit a Director to terminate prospectively any Deferral Commitment for a Deferral Period. If a Director terminates a Deferral Commitment during a Deferral Period, such Director will not be permitted to enter into a new Deferral Commitment until the following Deferral Period.

                         ARTICLE XII DIRECTORS' ACCOUNTS

                  Section 12.1 Establishment of Accounts. The Corporation, through its accounting records, shall establish an Account for each Director who elects to participate in the Plan. In addition, the Corporation may establish one or more subaccounts of a Director's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                  Section 12.2 Crediting of Deferred Fees. A Director's Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Director's Account within 30 days following the date the corresponding non-deferred portion of his or her Fees would have been paid to the Director. Any withholding of taxes or other amounts with respect to any deferred Fees that is required by state, federal or local law shall be withheld from the Director's non-deferred Fees, or if none, then the Director's Deferred Commitment shall be reduced by the amount of such withholding.

                  Section 12.3 Determination of Accounts.

                  (a) Determination of Accounts. The amount credited to each Director's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

                  (b) Accounting. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

                  Section 12.4 Adjustments to Accounts.

                  (a) Each Director's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Director or, in the event of his or her death, his or her Beneficiary during the Accounting Period ending on such Accounting Date.

                  (b) The Director's Account shall next be credited or debited, as the case may be, on a daily basis with the performance of each deemed Investment Fund based on the manner in which the balance of such Director's Account has been allocated among the deemed Investment Funds provided for in Article V. The performance of each deemed Investment Fund (either positive or negative) will be determined by the Administrator, in its sole discretion.

                  (c) Earnings on any amounts deemed to have been invested in any deemed Investment Fund will be deemed to have been reinvested as the Committee so determines.

                  Section 12.5 Statement of Accounts. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Director or, in the event of his or her death, to his or her Beneficiary showing the status of his or her Account as of the end of the Plan Year, any changes in his or her Account since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

                  Section 12.6 Vesting of Accounts. Subject to Section 5.1, each Director shall at all times have a nonforfeitable interest in his or her Account balance.

                       ARTICLE XIII FINANCING OF BENEFITS

                  Section 13.1 Financing of Benefits. Benefits payable under the Plan to a Director or, in the event of his or her death, to his or her Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Directors' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed Investment Funds as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract or asset of the Corporation which may be responsible for such payment.

                  Section 13.2 Security for Benefits. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Director or Beneficiary shall have any security interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                  Section 13.3 Deemed Investments. The Committee may designate one or more separate investment funds or vehicles or measures for crediting earnings, including, without limitation, certificates of deposit, mutual funds, money market accounts or funds, limited partnerships, or debt or equity securities, including equity securities of the Corporation (measured by market value, book value or any formula selected by the Committee), in which the amount credited to a Director's Account will be deemed to be invested (collectively, the "Investment Funds"). An Investment Request or Investment Re-Allocation Request will advise the Administrator as to the Director's preference with respect to Investment Funds for all or some portion of the amounts credited to a Director's Account in specified multiples of one percent (1%).

                  Section 13.4 Change of Investment Request Election.

                  (a) A Director may change his or her Investment Request prospectively as of the first business day of any calendar month by giving the Administrator prior written notice by filing an Investment Request, with respect to contributions subsequently credited to a Director's Account.

                  (b) A Director may change his or her Investment Re-Allocation Request prospectively as of the first business day of any calendar month by giving the Administrator prior written notice by filing an Investment Re-Allocation Request, with respect to all or a portion of the Director's Account.

                  (c) The Administrator may, but is under no obligation to, deem the amounts credited to a Director's Account to be invested in accordance with the Investment Request or Investment Re-Allocation Request made by the Director, or the Committee may, instead, in its sole discretion, deem such Account to be invested in any deemed Investment Funds selected by the Committee.

                  (d) Notwithstanding any provision of the Plan to the contrary:

                           (i) The Administrator, in its sole and absolute discretion (but subject to the requirements of applicable law) may temporarily suspend, in whole or in part, certain Plan transactions, including without limitation, the right to change investment preference allocation elections and/or the right to receive a distribution or withdrawal from a Director's Account in the event of any conversion, change in recordkeepers, change in Investment Funds and/or Plan merger, spin-off or similar corporate change.

                           (ii) In the event of a change in Investment Funds and/or a Plan merger, spin-off or similar corporate change, the Administrator, in its sole and absolute discretion may decide to map investments from a Director's prior investment preference allocation elections to the then available Investment Funds under the Plan. In the event that investments are mapped in this manner, the Director will be permitted to reallocate funds among the Investment Funds (in accordance with Section 5.4) after the suspension period described in Section 5.4(d)(i), if any, has ended.

                      ARTICLE XIV DISTRIBUTION OF BENEFITS

                  Section 14.1 Settlement Date. A Director or, in the event of his or her death, his or her Beneficiary will be entitled to distribution of the balance of his or her Account, as provided in this Article VI, following his or her Settlement Date or Dates.

                  Section 14.2 Amount to Be Distributed. The amount to which a Director or, in the event of his or her death, his or her Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Director's adjusted account balance determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

                  Section 14.3 In-Service Distribution. A Director may elect to receive an in-service distribution of his or her deferred Fees for any Deferral Period in a single lump sum payment on a date which is at least two years after the end of such Deferral Period. A Director's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his or her election to participate as provided in Section 3.1. Any benefits paid to the Director as an in-service distribution shall reduce the Director's Account.

                  Section 14.4 Form of Distribution.

                  (a) As soon as practicable after the end of the Accounting Period in which a Director's Settlement Date occurs, but in no event later than thirty (30) days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Director or, in the event of his or her death, to his or her Beneficiary, of the balance of the Director's Account, as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if elected by the Director, the distribution of the balance of the Director's Account may commence at the beginning of the second calendar year commencing after his or her Settlement Date.

                  (b) Distribution of a Director's Account following his or her termination as a Director shall be made in one of the following forms as elected by the Director:

                           (i) by payment in cash in five (5) annual installments; or

                           (ii) by payment in cash in ten (10) annual installments; or

                           (iii) by payment in cash in fifteen (15) annual installments; or

                           (iv)     by payment in cash in a single lump sum;

provided, however, that in the event of a Director's death, if the balance in his or her Account is then less than $35,000, such balance shall be distributed in a single lump sum payment.

                  (c) The Director's election of the form of distribution shall be made by written notice filed with the Administrator at least six (6) months prior to the Director's voluntary termination as a Director. Any such election may be changed by the Director at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than six (6) months prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Director's prior election.

                  (d) The amount of each installment shall be equal to the quotient obtained by dividing the Director's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Director at the time of calculation.

                  (e) If a Director fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

                  Section 14.5 Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

                  (a) The last person designated as Beneficiary by the Director in a written notice on a form prescribed by the Administrator;

                  (b) If there is no designated Beneficiary or if the person so designated shall not survive the Director, such Director's spouse; or

                  (c) If no such designated Beneficiary and no such spouse is living upon the death of a Director, or if all such persons die prior to the full distribution of the Director's Account balance, then the legal representative of the last survivor of the Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his or her intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Director's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                  Section 14.6 Facility of Payment. Whenever and as often as any Director or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his or her legal guardian or conservator; or
(iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                  Section 14.7 Special Distributions. Notwithstanding any other provision of this Article VI, a Director, whether or not currently receiving a distribution, may elect to receive a lump sum distribution of all or a portion of the remaining balance of his or her Account if (and only if) the amount in such Account subject to such distribution is reduced by ten percent (10%). Any distribution made pursuant to such an election shall be made within thirty (30) days of the date such election is submitted to the Administrator. The remaining ten percent (10%) of the portion of the electing Director's Account subject to such distribution shall be forfeited.

              ARTICLE XV ADMINISTRATION, AMENDMENT AND TERMINATION

                  Section 15.1 Administration. The Plan shall be administered by an Administrator consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret the Plan and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his or her own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

                  Section 15.2 Amendment, Termination and Withdrawal. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                  Section 15.3 Successors. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Director.

                  Section 15.4 Expenses. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed Investment Funds as provided in Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.

                            ARTICLE XVI MISCELLANEOUS

                  Section 16.1 No Continuing Right as Director. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Director any right to continue as a Director of the Corporation or any subsidiary of the Corporation.

                  Section 16.2 Applicable Law. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the internal substantive laws of the State of Ohio.

                  Section 16.3 Interests Not Transferable. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                  Section 16.4 Severability. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                  Section 16.5 Withholding of Taxes. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

                  IN WITNESS WHEREOF, Lincoln Electric Holdings, Inc. has caused this amendment and restatement of the Lincoln Electric Holdings, Inc. Non-Employee Directors' Deferred Compensation Plan to be executed in its name as of January 1, 2004.

                                        LINCOLN ELECTRIC HOLDINGS, INC.

                                        By:_____________________________________

                                        Its: Chairman, Chief Executive Officer

Date: ___________, 2003

                         LINCOLN ELECTRIC HOLDINGS, INC.
                             NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

       (AS AMENDED, RESTATED AND RENAMED EFFECTIVE AS OF JANUARY 1, 2004)

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
ARTICLE I.            PURPOSE...................................................................................     1
ARTICLE II.           DEFINITIONS AND CONSTRUCTION..............................................................     1
         Section 2.1.      Definitions..........................................................................     1
         Section 2.2.      Construction.........................................................................     3
ARTICLE III.          PARTICIPATION AND DEFERRALS...............................................................     3
         Section 3.1.      Eligibility and Participation........................................................     3
         Section 3.2.      Amount of Deferral...................................................................     3
         Section 3.3.      Modification of Deferral Commitments.................................................     4
ARTICLE IV.           DIRECTORS' ACCOUNTS.......................................................................     4
         Section 4.1.      Establishment of Accounts............................................................     4
         Section 4.2.      Crediting of Deferred Fees...........................................................     4
         Section 4.3.      Determination of Accounts............................................................     4
         Section 4.4.      Adjustments to Accounts..............................................................     4
         Section 4.5.      Statement of Accounts................................................................     5
         Section 4.6.      Vesting of Accounts..................................................................     5
ARTICLE V.            FINANCING OF BENEFITS.....................................................................     5
         Section 5.1.      Financing of Benefits................................................................     5
         Section 5.2.      Security for Benefits................................................................     5
         Section 5.3.      Deemed Investments...................................................................     5
         Section 5.4.      Change of Investment Request Election................................................     6
ARTICLE VI.           DISTRIBUTION OF BENEFITS..................................................................     6
         Section 6.1.      Settlement Date......................................................................     6
         Section 6.2.      Amount to Be Distributed.............................................................     6
         Section 6.3.      In-Service Distribution..............................................................     7
         Section 6.4.      Form of Distribution.................................................................     7

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

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
                                                                                                                    ----
         Section 6.5.      Beneficiary Designation. As used in the Plan the term "Beneficiary" means:...........     8
         Section 6.6.      Facility of Payment..................................................................     8
         Section 6.7.      Special Distributions................................................................     8
ARTICLE VII.          ADMINISTRATION, AMENDMENT AND TERMINATION.................................................     9
         Section 7.1.      Administration.......................................................................     9
         Section 7.2.      Amendment, Termination and Withdrawal................................................     9
         Section 7.3.      Successors...........................................................................     9
         Section 7.4.      Expenses.............................................................................     9
ARTICLE VIII.         MISCELLANEOUS.............................................................................     9
         Section 8.1.      No Continuing Right as Director......................................................     9
         Section 8.2.      Applicable Law.......................................................................    10
         Section 8.3.      Interests Not Transferable...........................................................    10
         Section 8.4.      Severability.........................................................................    10
         Section 8.5.      Withholding of Taxes.................................................................    10

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